EXHIBIT (a)(5)

[LOGO] MITEL

                                  Election Form
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Employee Name: _____________________          Employee No. _____________________

This Election Form ("Election Form") relates to the offer by Mitel Networks Corporation ("Mitel") described in the Offer to Exchange dated December 23, 2003.

The following table lists the stock option(s) I wish to exchange.

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      Grant Date             Options Granted               Option Price
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Acknowledgement and Signature:
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By properly completing, signing, and dating this Election Form and delivering it to Mitel, I voluntarily elect to tender for exchange the options indicated in the table above and participate in and agree to all of the terms of the offer, as described in the Offer to Exchange.

______________________________________     _____________________________________
Signature                                  Date

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Please return the completed form no later than midnight, Eastern Standard Time, on January 23, 2004. If you are a non-United Kingdom-based employee, please submit to: Mitel Networks Corporation, Office of the Corporate Secretary, attention Sandra Felskie, 350 Legget Drive, Ottawa, Ontario, Canada K2K 2W7; fax number: (613) 592-7813. If you are a United Kingdom-based employee, please submit to: Mitel Networks, Ltd., Human Resources Department, attention Paul Lloyd, Mitel Business Park, Portskewett, Caldicot, NP26 5YR; fax number: 01291 436342.

Election Forms cannot be accepted after this date.
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